SECURITIES AND EXCHAGE COMMISSION
                    Washington, DC 20549

                  Registration No. 33-12703

                          Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.   ____________            _X_

Post -Effective Amendment No. ____11______            _X_


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
   ACT OF 1940                                        _X_

Amendment No. ______ 16__________________             _X_

                    VOLUMETRIC FUND, INC.
     (exact Name of Registrant as specified in Charter)

        87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965
          (Address of Principal Executive Officers)

                       (914) 623-7637
               (Registrant's Telephone Number)

                       Gabriel J. Gibs
                    Volumetric Fund, Inc.
        87 Violet Drive, Pearl River, New York 10965
          (Name and Address of Agent for Services)

Approximate Date of Proposed Public Offering: Feb 17, 1998
It is proposed that this filing will become effective

_X_ Immediately upon filing pursuant to paragraph (b)

___ on (date) pursuant to paragraph (b)

___ 60 days after filing pursuant to paragraph (b)

___ on (date) pursuant to paragraph (a) of rule 485





                    VOLUMETRIC FUND, INC.
             Registration Statement on Form N-1A
                    CROSS REFERENCE SHEET

Form N-1A
Item  No.

                                       Prospectus
Part A         Prospectus Caption            Page Number

1.       Cover Page                              Cover
2.       *
3.       Financial Highlights                      3
4.       The Fund; Investment Objective;           3;3;4;6
         Investment Strategy; Investment Restrictions
5.       Management; Officers and Directors        9
6. (a)   Capital Stock                             10
   (b)-(d)  *
   (e)   Cover Page;Shareholder Services           Cover;8
   (f)-(g)Dividends, Distributions and Tax Statues 8
7.       How to Purchase Shares; Shareholder       7;8
         Services
8.       How to Redeem Shares                      8
9.       *

                                             SAI
Part B      Information Caption              Page Number

10.         Cover Page                            Cover
11.         Table of Contents                       2
12.         History and General Information         2
13.         Investment Objective and Approach       2
            Investment Restrictions                 3
14.         Management of the Fund                  4
15.         Control Persons and Principal           6
            Holders of Securities



_______________________
* Not Applicable







                                               SAI
Part B         Information Caption             Page Number

16.(a) - (b  Investment Advisory Services            6
   (c) - (g) *
   (h)      See Prospectus
   (I)      *
17.         Brokerage Allocation                     7
18.         See Prospectus
19.         Purchase, Redemption and Pricing of      8
            Securities
20.         See Prospectus
21.         *
22.         Calculation of Performance Data          7
23.         Financial Statements                 Annual Report


Part C         Information Caption

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration
         Statement



PROSPECTUS                               February 17, 1998

                    VOLUMETRIC FUND, INC.
                       87 Violet Drive
                 Pearl River, New York 10965
              (914)623-7637      (800)541-3863


                          OBJECTIVE
   Volumetric Fund's (the "Fund") investment objective is
                       capital growth

                     INVESTMENT APPROACH
 Growth with protection. The Fund uses a downside protection technique to minimize risk.

                      INVESTMENT STYLE
The Fund invests in a broadly diversified portfolio of large and mid-cap stocks, primarily those of the New York Stock Exchange. The Fund may allocate a portion of its assets into money market or cash equivalents under negative stock
                     market conditions.

                           HISTORY
  The Fund was established in 1978 and went public in 1987.
   The Fund had an average annual return of 14.7% between January 1, 1979, and December 31, 1997.

                  SALES AND REDEMPTION FEES
               None. The Fund is 100% No-Load.

                     MINIMUM INVESTMENT
                  To open an account: $500
                  Additional purchase: $200
               Automatic investment plan: $100

    Investors are advised to read and retain this prospectus for future reference. A "Statement of Additional Information", dated February 17, 1998, containing further information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this prospectus. A copy of "Statement of Additional Information" is available without charge by calling the Fund.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE   SECURITIES  AND  EXCHANGE  COMMISSION  NOR   HAS   THE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                      TABLE OF CONTENTS
 Summary of Fund Expenses.........................    2
 The Fund.........................................    3
 Investment Objective.............................    3
 Financial Highlights.............................    3
 Performance......................................    4
 Investment Strategy..............................    4
 Investment Restrictions..........................    6
 How to Purchase Shares...........................    7
 "No-Fee" Retirement and Other Special Accounts...    7
 How to Redeem Shares.............................    8
 Shareholder Services.............................    8
 Dividends, Distributions and Tax Statues.........    8
 Management.......................................    9
 Officers and Directors...........................    9
 Capital Stock....................................   10
 Custodian, Trustee and Auditor...................   10
 Listing Information..............................   10
 Application......................................   11



                  SUMMARY OF FUND EXPENSES
     The following table has been prepared to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. You should consider this expense information along with other important information in this prospectus, the Fund's investment objective and the Fund's past performance. Please refer to the "MANAGEMENT" section of the Prospectus for a more complete description of the various costs and expenses.

              SHAREHOLDER TRANSACTION EXPENSES

  Maximum Sales Load Imposed on Purchases..............None
  Maximum Sales Load Imposed on Reinvest Dividends.....None
  Deferred Sales Load..................................None
  Redemption Fees......................................None

               ANNUAL FUND OPERATING EXPENSES
           (as a percentage of average net assets)

  Management Fee.......................................1.97%
  12b-1 Fees...........................................None
  Other Expenses.......................................None
  TOTAL FUND OPERATING EXPENSES........................1.97%

You would pay the following expenses on a $1,000 investment assuming 5% annual return at the end of each time period. The return of 5% and expenses should not be considered indications of actual or expected fund performance or expenses, both of which will vary. These expenses are incorporated in the Fund's net asset value. You do not pay them directly.

1 Year: $20   3 Years: $61   5 Years: $112  10 Years: $254

THE FUND
   The Fund is a diversified, open-end management investment
company, as defined by the Investment Company Act of   1940.
It is called a no-load fund because its shares are sold without a sales charge.

    Between August of 1978, its inception, and June of 1986, the Fund was operated as a private limited partnership, under the name of The Volumetric Investment Society, with the same investment objective, approach, restrictions and management as described in this prospectus. Its name was changed to Volumetric Fund, Inc. on June 15, 1986 and it was incorporated under the laws of the State of New York on July 25, 1986. The Fund has been open to the general public since September 3, 1987.

INVESTMENT OBJECTIVE
    The Fund's investment objective is capital growth. Its secondary objective is downside protection. The Fund endeavors to accomplish its purpose through investments in common stocks, principally those of the New York Stock Exchange. The Fund may also invest in common stocks of other exchanges, NASDAQ stocks and, for temporary defensive purposes, may allocate up to 100% of its assets in cash equivalents and debt instruments, such as United States government securities and corporate bonds with Standard & Poor`s rating of BBB or higher.

   Since risks are inherent in all stock market investments, there is no assurance that the investment objective of the Fund will be realized.

    The Fund's investment objective may not be changed without shareholder approval.

FINANCIAL HIGHLIGHTS
    The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. The financial highlights have been audited by Feuer & Orlando, CPAs, L.L.P., independent certified public accountants, whose report appears in the Fund's Annual Report. The Fund will furnish a copy of its Annual Report upon request without charge.


  Year ending December 31                   1997     1996     1995     1994    1993    1992    1991    1990    1989    1988
Net Asset Value, beginning of period       $18.38   $16.81   $14.33   $16.09  $16.46  $16.13  $12.10  $14.10  $13.10  $11.04
Income from Investment Operations
   Net investment income                    (0.03)     0.03    0.03     0.03    0.02    0.10    0.12    0.18    0.10    0.24
   Net realized and unrealized
    gain and losses on securities            3.16      2.44    2.45    (0.36)   0.30    1.48    4.08   (0.84)   1.84    1.94
                                            -----     -----   -----    ------   -----   ----    ----   ------   ----    -----
Total from investment operations             3.13      2.47    2.48    (0.33)   0.32    1.58    4.20   (0.66)   1.94    2.18
                                             ----     -----   -----    ------   -----   ----    ----   ------   ----    -----
Less distributions:
   Dividends from net investment income     (0.35)    (0.06)   0.00    (0.03)  (0.08)  (0.12)  (0.17)  (0.10)  (0.25)  (0.12)
   Distributions from capital gainss        (0.86)    (0.84)   0.00    (1.40)  (0.63)  (1.11)   0.00   (1.24)  (0.69)   0.00
                                            ------    ------   ----   -------  ------  ------  ------  ------  ------  ------
Total Distributions                         (1.21)    (0.90)   0.00    (1.43)  (0.71)  (1.23)  (0.17)  (1.34)  (0.94)  (0.12)
                                            ------    ------  ------   ------  ------  ------  ------  ------  ------  ------
Net Asset Value end of period               $20.30    $18.38   $16.81  $14.33  $16.09  $16.48  $16.13  $12.10  $14.10  $13.10
                                            ======    ======   ======  ======  ======  ======  ======  ======  ======  ======
Total Return                                18.23%    15.52%   17.31%  - 2.23%  2.00%  10.60%  35.20%  - 5.17% 15.95%  19.97%
                                            ======    ======   ======  ======= ======  ======  ======  ======= ======  ======
Ratio and supplement data
   Net assets,end of period(in thousands)  $17,832  $14,286   $12,489 $11,156 $11,765  $9,936  $7,382  $4,521  $4,828  $3,401
Ratio of expenses to average net assets      1.98%    1.99%     1.95%   1.99%   2.00%   2.01%   2.03%   2.02%   2.04%   2.09%
Ratio of net inv income to avg net assets   -0.17%    0.19%     0.21%   0.19%   0.12%   0.66%   0.90%   1.49%   0.82%   1.98%
Portfolio turnover rate                       213%     154%      159%    150%    177%    126%    149%    194%    188%    203%
Average commission rate per share*          $0.025   $0.028




   *Disclosure req'd for fiscal years beginning 9/1/95


PERFORMANCE
    During the period from January 1, 1979, beginning of the Fund's first full year, to December 31, 1997, $10,000 invested in Volumetric Fund grew to $121,987, when all distributions were reinvested. The Fund's average annual total return from the beginning of 1979 until December 31, 1997, was 14.7%, as compared to that of the New York Stock Exchange Composite ("NYSE") Index, an unmanaged index incorporating the weighted average of all the stocks on the New York Stock Exchange, which had a 13.0% average annual return in the same period.

    The performance of Volumetric Fund is expressed as total return. Total return is the change in value of an investment in a fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects dividend income, capital gain distributions, and variations in share prices at the beginning and end of a period. It also incorporates deduction of expenses, such as the payment of brokerage commissions and management fees. Please bear in mind: past performance is not necessarily indicative of future results. Further information about performance is available in the Fund's annual and quarterly reports which may be obtained free of charge.

   From time to time, the Fund may advertise its performance in various ways, including information on the Fund's average annual total return and comparing the performance of the Fund to relevant benchmarks. In reports to shareholders or other literature, the Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices.

INVESTMENT STRATEGY
   The Fund is using the unique Volumetric Trading System to make investment decisions. This disciplined stock trading system has been derived from Volumetrics, a proprietary method of technical analysis which measures the flow of money into and out of stocks by their volume activity. Volumetrics was developed in the early 1970's by the Fund's founder Gabriel J. Gibs. The basic concepts of Volumetrics is described in Mr. Gibs' M.B.A. thesis entitled
"Forecasting   Stock  Trends  by  Volume   Analysis"   (Pace
University, 1974).

   During the last third of 1995, the Fund has introduced an enhanced version of the Volumetric System, the so-called "Strength and Protection" ("S&P") model. In essence, this model combines strength, a diversified group of strong stocks for stable growth, and protection, for reduced risk and volatility. The S&P model uses a three pronged approach to achieve the Fund's investment objective. The three prongs are: stock selection, timing of stock sales and asset allocation.

   A) Stock selection
     The stock selection strategy of the Fund involves the identification of those stocks, mostly from the New York Stock Exchange, for which a sudden and substantial new demand is developing and are in their early or middle stages of an upside move. As volume typically precedes price, the Fund's timing system often successfully identifies stocks under accumulation, takeover and restructuring candidates and stocks that "smart money" buys. A simplified stock screening process to achieve this is shown in the following paragraphs.


THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A LINE
GRAPH IN THE PROSPECTUS SHOWING THE COMPARISON OF CHANGE IN
VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE NEW
YORK STOCK EXCHANGE COMPOSITE INDEX.

          (All dividends reinvested)

YEAR           VOLUMETRIC            NYSE INDEX

1978            $ 10,000              $ 10,000
1979            $ 11,630              $ 11,550
1980            $ 15,991              $ 14,456
1981            $ 18,712              $ 13,198
1982            $ 21,876              $ 15,046
1983            $ 26,321              $ 17,664
1984            $ 27,696              $ 17,894
1985            $ 36,524              $ 22,564
1986            $ 39,225              $ 25,723
1987            $ 38,637              $ 25,646
1988            $ 46,349              $ 28,954
1989            $ 53,743              $ 33,587
1990            $ 50,963              $ 31,068
1991            $ 68,902              $ 38,524
1992            $ 76,331              $ 40,334
1993            $ 77,839              $ 43,521
1994            $ 76,104              $ 42,128
1995            $ 89,336              $ 55,314
1996            $103,189              $ 71,160
1997            $121,987              $ 92,728


     Average Annual Total Returns as of 12-31-97

 1 year     5 years    10 years     Since 1-1-79

 18.23%     10.16%      12.74%         14.65%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE



      1) Using a computerized data base, stocks are identified on the New York Stock Exchange, whose price advanced during the previous day or week on unusually heavy volume, relative to their own normal volume.
    2) From this group of stocks, primary consideration is given to those which exhibit high relative strength, are in a strong industry group, have improved earnings prospects, low debt and are not yet over-appreciated in price. This group may also include turnaround situations and stocks with some other positive investment characteristics.
   3) Stocks with the most positive overall characteristics from the above group are then further analyzed by a proprietary mathematical model and the stock(s) with the highest up/down volume ratio (demand/supply ratio) will be bought.

   B) Timing of stock sales
    A major aim of the Fund is to protect its portfolio against declines during market corrections and bear markets. Therefore, all stocks in the Fund's portfolio are under continuous daily volume/price surveillance. Typically, stocks in the Fund's portfolio are either record high stocks ("R") or uptrend ("U") stocks. An R stock is a stock which hit a record 52-week high and whose price is still within 10-15% from its high. Generally, at least 75% of the Fund's portfolio consists of R stocks. To protect against a decline, an R stock will be sold when it drops more than 10-15% from its 52-week high. The exact selling price is determined by a combination of the Fund's proprietary volume and range analysis. A U stock will be sold when both its volume and range analysis turn negative. This usually indicates a subsequent decline in the price of the stock.

   C) Asset allocation
    To minimize risk, the Fund allocates its assets between stocks and cash equivalents using a proprietary asset allocation formula. The allocation ratio between cash and stocks depends on two factors: a) the Fund's volume analysis of the stock market; and b) the Fund's portfolio's own internal strength. Under most stock market conditions, the cash position of the Fund would be between 3 to 15%. However, under negative stock market conditions the Fund's cash position may increase up to 40%, and under extremely negative conditions to over 40%.

    The management does not take portfolio turnover into account in making investment decisions. It is estimated that most stocks in the Fund's portfolio will be held from 3 to 15 months, and the typical portfolio turnover rate of the Fund will be between 100-250%. Generally, holding periods in bull markets are expected to be longer than in bear markets. High turnover involves correspondingly greater brokerage commissions which the Fund must pay. A high turnover rate may have tax consequences for shareholders, due to the realization of capital gains or losses by the Fund. See "Dividends, Distributions and Tax Status".

INVESTMENT RESTRICTIONS
     The Fund will not purchase securities on margin and will not sell any security short or engage in the purchase of call, put and other options or trading in other derivatives. The Fund will not purchase or deal in commodities, real estate or non-financial assets.

    The Fund cannot borrow money except as a temporary emergency measure and then not exceeding 10% of its total assets. The Fund may not purchase additional securities while borrowings exceed 5% of the value of its total assets.

HOW TO PURCHASE SHARES
      Shares of the Fund may be purchased at net asset value per share. Net asset value per share is calculated on every business day at the close of trading on the New York Stock Exchange. The Fund determines the net asset value per share by subtracting the Fund's liabilities from the Fund's total assets, dividing the remainder by the total number of shares outstanding and adjusting the result to the nearest full cent. The minimum initial investment is $500. The minimum for each subsequent investment is $200.
         New investors who wish to purchase shares must fill out the application form and mail it with their check or money order to the Fund. The day after receipt, the Fund will issue an "Account Statement" acknowledging the amount invested and the number of shares purchased. Additional shares may be purchased by written or telephone request. Shares will be priced at the net asset value per share next determined after the investor's check or telephone purchase request is received. The maximum amount to be purchased by telephone is limited to three times the market value of the shares held in the shareholder's account. The Fund must receive payment after a telephone purchase within three business days. If payment is not received, the Fund will redeem sufficient additional shares from the shareholder's account to reimburse the Fund for such loss. A confirmation of the telephone purchase is not sent until payment is received.
       Purchase of Fund shares will be made in full and fractional shares, computed to third decimal places, unless the investor specifies full shares. Full shares may be purchased only by telephone. The Fund reserves the right to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund.
          Investors may also arrange to purchase shares of the Fund through financial planners or broker-dealers. Such financial planners or broker-dealers may charge investors a service fee for the service provided; bearing in mind that the investor could have acquired the Fund's shares directly without payment of any fee. No part of any service fee will be received by the Fund.

"NO-FEE" RETIREMENT AND OTHER SPECIAL ACCOUNTS
      Volumetric Fund offers a variety of "no-fee" retirement accounts for individuals (IRAs), corporations (pension plans) and the self-employed (SEP, Keogh plans).
     Prototype forms of Self-Directed IRA, Roth IRA and Simplified Employee Pension Plans (SEP) are available from the Fund or from the brokerage firm of Ernst & Company (One Battery Park Plaza, New York, NY 10004). To open a self-directed retirement account, you will also have to open a brokerage account at Ernst & Co. which represents the Trustee, Delaware Charter Guarantee and Trust Company, for your IRA transactions. To obtain an IRA application form or more information about retirement accounts please contact the Fund.
    If you transfer to or invest in an IRA, Roth IRA  or
SEP account of Volumetric Fund, the usual set-up fee ($25) and annual fee ($45) charged by the Trustee will be partially or fully waived and paid for you by Volumetric Advisers, Inc. according to the following schedule:

    Value  of Your Account     Set-up Fee    Annual Fee
      $2,000 or more             None           None
      Less than $2,000           None           $20

  The Fund has an Automatic Investment Plan ("AIP") available for shareholders who wish invest electronically through their bank. The minimum additional investment for this plan is $100. Monthly, bi-monthly and quarterly payments are available. Please contact the fund for an AIP application form.

    The Fund also offers College Investment Plan ("CIP") and Beneficiary ("BA") accounts. The CIP is a long-term accumulation account with the objective to meet a minor's projected college expenses. There are lump sum, monthly, quarterly and annual payment options. The Beneficiary Account is similar to a revocable trust. It is the same as a regular account, except it will be automatically transferred to the designated beneficiary, in case of death. The beneficiary may be a person, such as a relative or friend, or a charitable organization. Please contact the Fund for additional details on BA and CIP accounts.

HOW TO REDEEM SHARES
     Shares of the Fund may be partially or fully redeemed any time at their net asset value next determined after a written request is received. Telephone redemption requests will be also accepted but only after verification of ownership and is available only to individual shareholders. Joint, custodian, corporate, trust and institutional redemption requests must be made in writing.

    Redemption payments are made no later than the third business day after the effective date for redemption. Under the Investment Company Act of 1940, the Fund may suspend the right of redemption or postpone the date of payment for more than three days when: (a) the New York Stock Exchange is closed, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists which makes it impractical for the Fund to either dispose of securities or make a fair determination of net asset value. There is no assurance that the net asset value received upon redemption will be greater than that paid by a shareholder upon purchase.

SHAREHOLDER SERVICES

Shareholders  receive the following services and  statements from the Fund:
*    Detailed  account  statement  every  time  shares   are
purchased or redeemed.
*   Quarterly  reports  showing  the  Fund's  portfolio  and
performance.
* Semi-annual account statements showing the value of the shareholder's account semi-annually.
* Latest quotes, account or general information. Contact the Fund by calling (914) 623-7637 or (800) 541-FUND, or visit our web site.
*  Volumetric Fund web site: www.volumetric.com

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS
    The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code. Qualified investment companies, such as most mutual funds, are exempt from Federal income taxes. In order to qualify as a "regulated investment company" the Fund will distribute annually to its shareholders substantially all of its net investment income and net capital gains in the form of dividends and capital gain distributions.

       Whether received in shares or cash, dividends paid by the Fund from net investment income or distributions from short-term net capital gains are taxable to shareholders as ordinary income. Distributions of capital gains are taxable to shareholders as such, regardless of the length of time Fund shares have been owned by the shareholder. The Fund declares dividends and capital gain distributions to shareholders of record annually, in December, and pays the dividends and distributions before January 15 of the next year. A shareholder will be treated for tax purposes as having received the dividend in December when it was declared and not in January when it is paid; Dividends and capital gain distributions may be subject to state and local laws. Shareholders are urged to consult with their own tax advisors for further information.
MANAGEMENT
        The Fund's investments and other activities are managed by Volumetric Advisers, Inc., 87 Violet Drive, Pearl River, New York 10965 (the "Adviser"), and the officers of the Fund. The Fund's Adviser and its officers are subject to the supervision and control of the Board of Directors. The Adviser has acted as adviser since the Fund's inception.

           Pursuant to an Investment Advisory Agreement approved by the Board of Directors on May 21, 1997, the
Adviser, in addition to providing investment advice, pays all expenses of the Fund. These include: salaries of personnel, research, data processing, printing, postage, clerical, administrative, advertising and marketing expenses. Furthermore, the Adviser also pays the Fund's custodian fees, state registration fees and franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder's reports and proxy statement. The Adviser also acts as the Fund's Transfer Agent. The Adviser does not pay the Fund's brokerage commissions. The Adviser shall not pay those expenses of the Fund which are related to litigation against the Fund, if any; or if the Fund is required to pay income taxes or penalties associated with those taxes.

         As compensation for all the above services, the Adviser receives from the Fund a fee, payable semi-monthly, at the annual rate of 2% of the average daily net assets of the Fund on the first $10 million of the average daily net assets, 1.90% of such net assets from $10 million to $25 million, 1.80% of such net assets from $25 to $50 million, 1.70% of such net assets from $50 to $100 million, and 1.50% of such assets over $100 million. Although this fee is higher than that paid by most mutual funds, most funds also pay various other such expenses, such as custodian, registration, legal, auditing and transfer agent fees, plus expenses of shareholder's reports. At Volumetric Fund all expenses are paid directly by the Adviser. It should also be noted that unlike many other funds, the Fund does not have any sales and redemption charges for shareholders or certain "hidden" charges associated with distribution or marketing of the fund (12b-1 fees). Mr. Gabriel J. Gibs, President of the Adviser, is considered a "controlling person" of the Adviser, as defined by the Investment Company Act of 1940.

OFFICERS AND DIRECTORS
         The officers of the Fund manage its day-to-day operations. The officers are subject to the supervision and control of the Board of Directors. Board members are elected at the Fund's annual meeting, usually held in May. Directors and officers, and their principal occupations as of January 31, 1998, are listed below.

        WILLIAM P. BEHRENS, Director (since 1987)
Senior  Managing  Director and CEO of  Ernst  &  Company,  a
member firm of New York, American and other principal  stock
exchanges.     Director,   National   Securities    Clearing
Corporation.

       JEFFREY J. CASTALDO,  Director (since 1994)
Executive Director, Capelli Associates, a commercial real estate development and management company.

      RICHARD C. FRIEDENBERG,  Director (since 1996)
President, Twenty First Century Group, direct marketing consultants.

        GABRIEL   J.  GIBS,  Founder,  President,  Portfolio
Manager, and Chairman (since 1978)
President of Volumetric Advisers Inc., the Fund's investment adviser.

      JEFFREY M. GIBS, Senior Vice President (since 1997)
Vice President of Volumetric Advisers, Inc.

      ANNA KARPATI, Director (since 1997)
Executive  Secretary. Board of Education,  River  Vale,  New
Jersey.

      ROBERT J. McKENNA, Director (since 1994)
Retired.  Prior  to  1994,  President  and  Chief  Operating
Officer of National Car Rental Systems.

      STEPHEN J. SAMITT, Director (since 1996)
Partner,  CPA,  Briggs Bunting & Dougherty,  LLP,  Certified
Public Accountants.

       DAVID  L.  SEIDENBERG, Treasurer and Director  (since
1983)
Vice President, Davos Chemical Company.

        RAYMOND W. SHERIDAN, Vice President, Director (since
1995)
Owner,  Sheridan  Associates,   insurance  and  real  estate
brokers.

        FRANK J. WUERTZ,  Director (since 1980)
Director of Communications, Lonza, Inc.

         IRENE  J.  ZAWITKOWSKI, Executive  Vice  President,
Secretary and Director (since 1978)
Assistant  Portfolio  Manager of the Fund.   Executive  Vice
President of Volumetric Advisers, Inc.

CAPITAL STOCK
       The Fund is authorized to issue 2,000,000 shares of Common Stock with a par value of $.01 per share. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund. Fractional shares have the same rights proportionately as do full shares. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares".

         The Fund's Board of Directors may authorize the issuance of additional shares of common stock, if demand for the Fund's shares surpasses currently authorized shares.

CUSTODIAN, TRUSTEE AND AUDITOR
           The Chase Manhattan Bank N.A., ("Chase"), 1211 Avenue of Americas, New York, NY 10036, acts as the Custodian of the Fund's securities. Chase does not have any part in determining the investment policies of the Fund or which securities are to be purchased or sold.

        Delaware Charter Guarantee & Trust Company, P.O. Box 8963, Wilmington, DE 19899, through a brokerage account at Ernst & Company, One Battery Park Plaza, New York, NY 10004, acts as the Trustee for the Fund's self-directed IRA and SEP accounts.

        The firm of Feuer & Orlando, CPAs, L.L.P., 220 Fifth
Avenue, New York, NY 10001, acts as the Fund's independent certified public accountants.

GENERAL INFORMATION
          Volumetric Fund is on NASDAQ's mutual fund listing with the ticker symbol of VOLMX. The Fund's daily net asset value (NAV) is published nationwide in the mutual fund section of major newspapers or may be accessed through on-line services including the Fund's web site: www.volumetric.com. The Fund may be contacted by E-mail via info@volumetric.com.






                      February 17, 1998





                           PART B



             STATEMENT OF ADDITIONAL INFORMATION


                    VOLUMETRIC FUND, INC.




   This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, a copy of which may be obtained by writing Volumetric Fund, 87 Violet Drive, Pearl River, New
York 10965 or calling (914) 623-7637.

   This Statement of Additional Information relates to the Fund's Prospectus, dated February 17, 1998.





                      TABLE OF CONTENTS

   History and General Information.......................2
   Investment Objective and Approach.....................2
   Investment Restrictions...............................3
   Management of the Fund................................4
   Control Persons and Principal Holders of Securities.  6
   Investment Advisory Services..........................6
   Brokerage Allocation..................................7
   Purchase, Redemption and Pricing of Securities........7
   Calculation of Performance Data.......................7
   Financial Statements..................................8


               HISTORY AND GENERAL INFORMATION

   Volumetric Fund, Inc. -- formerly named The Volumetric Investment Society -- was founded in August of 1978 by Mr. Gabriel J. Gibs, as a private investment partnership for his friends, relatives and associates. At that time he had worked as a chemist for Lonza, Inc., a large multinational chemical firm, where some of his associates encouraged him to start the fund. The Fund started its operations on September 1, 1978 with 19 charter shareholders and with net assets of $17,712 and an initial offering price of $10.00 per share.

   The Fund's name was changed from the Volumetric
Investment Society to Volumetric Fund on June 15, 1986.  The
Annual Meeting of shareholders approved the reorganization of the Fund into a New York corporation on July 24, 1986.

   Additional history and general information about the Fund is described in the Prospectus.

              INVESTMENT OBJECTIVE AND APPROACH

   The Fund's investment objective is capital growth.  The
Fund's investment approach is described in the appropriate section of the Prospectus. In the following, some additional details of the Fund's investment approach is provided.

   The Fund's investment decisions, buying and selling of common stocks, are made with the utilization of volume analysis, specifically the Fund's proprietary Volumetric
Trading System. This is a technical system, based on the analysis of stocks and the market's trading volume and in which fundamental aspects are of only minor significance.


                   INVESTMENT RESTRICTIONS

    (1)  The Fund will not purchase securities on margin.

    (2) The Fund will not sell any security short or engage in the purchase of call, put or other options.

    (3) The Fund will not invest more than 5% of its assets in the securities of any one issuer -- except securities based on stock market indices or United States government securities -- or more than 25% of its assets in any single industry.

    (4) The Fund will not purchase more than 5% of any class of securities of any one issuer or invest for the purpose of exercising control of the issuer's management.

    (5) The Fund will not invest more than 5% of its total assets in the securities of other investment companies or purchase more than 3% of any other investment company's securities.

    (6) The Fund cannot borrow money except as a temporary emergency measure and not exceeding 10% of its total assets.
The Fund may not purchase additional securities while borrowings exceed 5% of the value of its total assets.

    (7)  The Fund will not make loans.

    (8) The Fund will not underwrite securities of other issuers, except when purchasing or selling portfolio securities.

     (9)  The Fund will not issue senior securities.

   (10) The Fund will not invest in securities for which there exists no readily available market or for which there are legal or contractual restrictions on resale.

   (11) The Fund will not purchase or deal in commodities, real estate or non-financial assets.

   These investment restrictions may not be changed without the approval by a vote of a majority of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, such approval requires the affirmative vote, at the meeting of shareholders, of the lesser of (a) more than 50% of the Fund's outstanding shares, or (b) at least 67% of shares present or represented at the meeting, provided that the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy.

                   MANAGEMENT OF THE FUND

   The everyday operation of the Fund is managed by the Fund's Adviser and its officers. All current officers are also directors. Major policy decisions of the Fund must be approved by the Board. The number of directors is currently set at 11. Any change in the number of directors must be approved by the Board.

   The directors and officers of the Fund, their addresses and principal occupations are listed below.

* William P. Behrens, Director
Ernst & Co., 1 Battery Park Plaza, New York, NY 10004

   Senior Managing Director and CEO, Ernst & Co., a member
firm of
   New York and American Stock Exchanges since 1975.
American Stock    Exchange Official.  Ernst & Co. and
Volumetric Advisers, Inc. have a    Distribution Agreement
for the Fund's shares.

Jeffrey J. Castaldo, Director
1901 Regent Drive, Mount Kisco, NY 10549

   Executive Director, Capelli Associates, a commercial real
estate   development and management company since 1989.

Richard C. Friedenberg,   Director
11 Sterling Road, Chestnut Ridge, NY 10977

   President, Twenty First Century Group, direct marketing consultants.

* Gabriel J. Gibs, President, Portfolio Manager, Chairman of the Board
87 Violet Drive, Pearl River, New York 10965

   President of Volumetric Advisers, Inc., the Fund's
Adviser, since 1983. Between 1974 and 1983 he was also
the President of his own SEC  registered investment advisory
firm, a sole proprietorship, and the   predecessor firm for
Volumetric Advisers, Inc.

*Jeffrey M. Gibs, Senior Vice President
1007 Willow Avenue, Hoboken, NJ 07030

   Vice President of Volumetric Advisers, Inc. since 1997. Between 1995 and 1997 he was Senior Portfolio Administrator of Van Eck Associates. From 1989 to 1995 he was employed by Chase Manhattan Bank as Assistant Treasurer and in other capacities.


Anna Karpati, Director (effective May 21, 1997)
28 Summit Avenue, Hackensack, NJ 07601

   Executive Secretary, River Vale,  NJ, Board of Education

Robert J. McKenna, Director
193 Washington Avenue, Tappan, NY 10983

   Retired. President and Chief Executive Officer of
National Car Rental  Systems between 1992 and 1994.
Executive Vice President of National between 1988 and
1992.

Stephen J. Samitt,  Director
2 Ridge Drive North, Montville, NJ 07045

   Partner, Briggs Bunting & Dougherty, LLP, Certfiied
Public Accountants since   1997. Previously at Tait, Weller
& Baker, a full service accounting firm.

David L. Seidenberg, Treasurer, Director
29 Shaw Road, Woodcliff Lake, NJ 07605

   Vice President, Davos Chemical Company, since 1972.

Reymond W. Sheridan, Director
1 Parker Road, Blauvelt, NY 10913

   Partner, Sheridan Associates, insurance and real estate brokers.

*Frank J. Wuertz, Vice President, Director
510 Marion Lane, Paramus, NJ 07605

   Director of Communications, Lonza, Inc. and in various other capacities since 1980.

*Irene J. Zawitkowski, Executive Vice President, Secretary,
Assistant      Portfolio Manager, Director
647 Athlone Terrace, River Vale, New Jersey 07675

   Executive Vice President and CFO of Volumetric Advisers,
Inc.

*Interested person within the definition set forth in
Section 2(a)(19) of the Investment         Company Act of
1940.

   Directors do not receive any compensation other than a $100 fee per board meeting which is paid by the Fund's
Adviser. Officers are employees of the Adviser and are not being paid by the Fund.



     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   Gabriel Gibs, President of the Fund's Adviser is considered the "controlling person" of the Adviser, and therefore, that of the Fund.

   No shareholder owned beneficially more than 5% of the Fund's shares, as of January 31, 1998.

                INVESTMENT ADVISORY SERVICES
   Volumetric Advisers, Inc., until August of 1986 named Volumetric, Inc., is the Investment Adviser of the Fund, ( 87 Violet Drive, Pearl River, New York, 10965), pursuant to an Investment Advisory Agreement dated May 21, 1997. It is registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940. Gabriel J. Gibs is the controlling person of the Adviser. Mr. Gibs has been managing discretionary investment accounts for individuals since 1974. His sole proprietorship business was incorporated in New York in 1983 as Volumetric, Inc.

   Gabriel J. Gibs is President of both the Fund and the Adviser. Irene J. Zawitkowski is Executive Vice President of the both the Fund and of the Adviser.

   The fee received by the Adviser is described in detail in the Prospectus. The Investment Adviser's fee will be reduced for any fiscal year by any amount necessary to prevent Fund expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) from exceeding the most restrictive expense limitations imposed by the securities laws or regulations of those states or jurisdictions in which the Fund's shares registered or qualified for sale. Currently this expense limitation is 2%. The daily management fee is calculated each day and deducted from total assets, as an accrued expense, to obtain net assets. The management fee is paid out to the Adviser, monthly. The daily management fee is determined by multiplying the Fund's net assets by 0.02 (current rate) and divide the resulting number by 365.

   Management fees paid by the Fund to the Adviser for the
past three years were as follows:
            1997        $  317,249
            1996        $  257,612
            1995        $  226,291

   The Agreement was approved by the Board of Directors (including the affirmative vote of all Directors who were not parties to the Agreement or interested persons of any such party) on May 21, 1997. The Agreement may be terminated without penalty on 60 days written notice by a vote of the majority of the Fund's Board of Directors or by the Adviser, or by holders of a majority of the Fund's outstanding shares. The Agreement will be submitted to the first meeting of the Fund's shareholders, and if approved at the meeting will continue for two years and from year-to-year thereafter provided it is approved, at least annually, in the manner stipulated in the Investment Company Act of 1940. This requires that the Agreement and any renewal be approved by a vote of the majority of the Fund's directors who are not parties there to or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

                    BROKERAGE ALLOCATION

   To minimize brokerage commissions the Fund uses predominantly the services of discount brokers and full-service brokers whose negotiated rates are competitive with those of discount brokers. Brokers are selected based on their fees, services, execution capability, and reputation. The Fund is not obtaining research services from any broker. William P. Behrens, a director of the Fund, is Senior Managing Director and CEO of Ernst & Co., a New York Stock Exchange Member firm, which acts also as one of the brokers of the Fund.

   The aggregate commissions paid by the Fund to brokers for the three previous calendar years are indicated below:

      1997. . . . . . . . . . . . . . . . $54,987
      1996. . . . . . . . . . . . . . . . $43,039
      1995. . . . . . . . . . . . . . . . $38,728

   The higher commissions in 1997 were due to the increased size of the Fund and higher portfolio turnover.


       PURCHASE, REDEMPTION AND PRICING OF SECURITIES

   The Fund is a no-load fund. It is offering and redeeming its shares at net asset value, as described in detail in the Prospectus.

   Net asset value per share is calculated daily, except on Saturdays, Sundays and holidays, as soon as the closing prices of the New York Stock Exchange become available, currently at 4 P.M. On holidays, when the New York Stock Exchange is closed, the Fund does not calculate its net asset value per share. These days are: New Year's Day, Dr. Martin Luther King's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

               CALCULATION OF PERFORMANCE DATA

   The performance of the Fund is expressed as total return. Total return is the change in value of an investment in a fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects dividend income, capital gain distributions and variations in share prices at the beginning and end of a period.

   The Fund's average annual total returns for periods of 1, 5 and 10 years, from the beginning of the Fund's first full year, January 1, 1979, are shown below. The average annual total return is calculated by summing up annual returns and dividing the sum by the number of years used. The SEC standardized is a compounded return, per instruction in Item 22 (b) (1) (A).

    Average Annual Total Returns, Period Ending 12/31/97

Return              1 Year   5 Year   10 Year  Since 12/31/78

Average Annual Total+18.22%  +10.16%   +12.74%   +14.65%
SEC Standardized    +18.22%  +9.84%    +12.18%   +14.07%
(compounded)

                    FINANCIAL STATEMENTS

   The Fund's 1997 Annual Report, dated February 10, 1998, containing the audited financial statements for year ending
1997, notes to financial statements, and the Opinion of Feuer & Orlando, CPA's, L.L.P, is being filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Statement of Additional
Information. A copy of the  Fund's 1997


 Annual Report is
available free of charge upon request.













                           PART C
                      OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

   (a) Financial Statements

      In Prospectus: Financial Highlights

      In SAI: Other financial statements have been incorporated by reference into the Fund's 1997
Annual Report

   (b) Exhibits (exhibits are attached are numbered to correspond to items below:

         *(1) Certificate of Incorporation of Volumetric
Fund, Inc.
         *(2) By-Laws of Volumetric Fund, Inc.
          (3) None
         *(4)  Specimen certificate for shares of Common
Stock of Registrant
         *(5) Amended Investment Advisory Agreement between Registrant and Volumetric Advisers, Inc.
          (6)  None
          (7)  None
         *(8) Custodian Agreement between Registrant and Chase Manhattan Bank, N.A.
          (9)  None
         (10) None
         (11) Consent of independent accountants for the Registrant.
         (12) None
         (13) None
         (14) None
         (15) None
* Previously filed
Item 25  Persons Controlled by or Under Common Control with
Registrant
      None
Item 26  Number of Holders of Securities
      Title of Class Number of Record Holders
      Common, $0.01 par value 1153  (as of December 31)
Item 27  Indemnification
    Insofar as indemnification for liability arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant for expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 28  Business and Other Connection of Investment Adviser
      None

Item 29  Principal Underwriters
      None

Item 30  Location of Accounts and Records

      Volumetric Advisers, Inc. maintains all records at the office of the Registrant at 87 Violet Drive, Pearl
River, NY 10965.

Item 31  Management Services
      None

Item 32  Undertakings
      None



                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securitities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto fully autorized, in the Town of Orangetown, and State of New York on 13th Day of April 1998.

              Volumetric Fund, Inc.
                   Registrant

          By:____ /s/ Gabriel J. Gibs ______
              Gabriel J. Gibs, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Gabriel J. Gibs
_________________________
Gabriel J. Gibs,          President, Chairman of the Board 2/13/98


/s/ Irene J. Zawitkowski
________________________
Irene J. Zawitkowski    Executive Vice President, Director 2/13/98

________________________
William P. Behrens       Director

________________________
Jeffrey J. Castaldo      Director

_______________________
Richard C. Friedenberg   Director

/s/ Anna Karpati
_______________________
Anna Karpati             Director                    2/13/98

/s/ Robert J. McKenna
______________________
Robert J. McKenna        Director                    2/13/98

______________________
Stephen J. Samitt        Director

______________________
David L. Seidenberg      Treasuer, Director


/s/ Raymond W. Sheridan
-------------------------
Raymond W. Sheridan      Vice President, Director    2/13/98

________________________
Frank J. Wuertz          Vice President, Director







                 FEUER & ORLANDO
        Certified Public Accountants, LLP
  (A Partnership Including A Professional Corporation)




February 17, 1998

Mr. Gabriel Gibs
Volumetric Fund, Inc.
87 Violet Drive
Pearl River, New York 10965


Dear Mr. Gibs,

   Please be advised that we hereby consent to the use of our audit opinion dated February 9, 1998, for use in the Fund's post effective Amendment No. 16. on Form N-1A which filing updates the registration statement filed under the Securities Act of 1933. The above mentioned audit opinion being that which appeared in the Fund's Annual Report for the year ended December 31, 1997.


                                   /s/ Feuer & Orlando

                                       Feuer & Orlando, CPA's